SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2016

CRYO-CELL International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-23386	22-3023093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Brooker Creek Blvd., Suite 1800, Oldsmar, FL	34677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 749-2100

Not applicable

(Former name or former address, if changed since last report)

Item 4.01. Changes to Registrant’s Certifying Accountant.

(a)	Dismissal of independent registered public accounting firm.

On March 15, 2016, upon the recommendation and approval of its Board of Directors and its Audit Committee, Cryo-Cell International, Inc. (the “Company”) notified Grant Thornton LLP (“Grant Thornton”) that Grant Thornton was being dismissed as the Company’s independent registered public accounting firm, effective March 15, 2016.

During the Company’s two most recent fiscal years ended November 30, 2014 and November 30, 2015, and through March 15, 2016, the Company had (i) no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to Grant Thornton’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K during the two most recent fiscal years or the subsequent interim period. Grant Thornton’s reports on the Company’s consolidated financial statements for the fiscal years ended November 30, 2014 and November 30, 2015, do not contain any adverse opinion or disclaimer of opinion, nor are they qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company has provided Grant Thornton with a copy of the disclosures it is making in this Current Report on Form 8-K prior to filing with the SEC and requested that Grant Thornton furnish the Company with a letter addressed to the SEC stating whether or not Grant Thornton agrees with the above statements. A copy of such letter, dated March 18, 2016 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Appointment of new independent registered public accounting firm

On March 15, 2016, the Board of Directors and its Audit Committee approved the appointment of Porter Keadle Moore (“Porter Keadle Moore”) as the Company’s new independent registered public accounting firm commencing for its quarter ending February 29, 2016 and its fiscal year ending November 30, 2016.

In connection with the Company’s appointment of Porter Keadle Moore as the Company’s independent registered public accounting firm, the Company has not consulted Porter Keadle Moore on any matter relating to either (i) the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

16.1	Letter from Grant Thornton LLP dated March 18, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CRYO-CELL INTERNATIONAL, INC. (Registrant)

Date: March 18, 2016	By:	/s/ Jill M. Taymans
Name: Jill M. Taymans
Title: Vice President, Finance, CFO

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Grant Thornton LLP dated March 18, 2016